UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21889

Name of Fund: Access Capital Strategies Community Investment Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Address of Principal Executive Offices)

David F. Sand
419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (617) 236-7274

Date of fiscal year end: 05/31/08

Date of reporting period: 06/01/07 – 05/31/08

Item 1. Report to Stockholders

ACCESS CAPITAL STRATEGIES
COMMUNITY INVESTMENT FUND, INC.
Annual Report
May 31, 2008

Access Capital Strategies Community Investment Fund, Inc.
A Letter to Shareholders

July 30, 2008

Dear Shareholder:

The mission of the Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) is to provide double bottom line returns, both economically and to the community, through investments in debt securities that support community development activities serving low and moderate income individuals and communities in the United States. These activities include investments in homeownership, affordable housing, education, community health centers and small businesses.

The Fund, organized on May 14, 1997, invests in securities having the highest credit rating or that are issued by the U.S. Government, government agencies and government sponsored enterprises such as FannieMae or FreddieMac.

This report covers the Fund’s fiscal year from June 1, 2007 to May 31, 2008, the tenth year of our operations.

Portfolio Management Report

For the year ended May 31, 2008, shares of the Fund had a net total return of 5.19%, based on a change in per share net asset value from $9.46 to $9.48, and assuming reinvestment of $0.46 per share ordinary income dividends. These results compare with the total returns for the Fund’s Benchmark (80% Merrill Lynch Mortgage Index and 20% Merrill Lynch US Treasuries Index 1-10 years) of 7.93% and the Lehman Brothers Aggregate Bond Index total return of 6.89%.

Most of the Fund’s fiscal year coincided with an extraordinary time in the US and global credit markets. From August 2007 to the end of the period covered in this report, markets were buffeted by unusual cross currents. Many of the worst hit areas in the market have been sectors in which the Fund holds little or no investment. Nevertheless the market volatility and the flight to quality have impacted all credit and mortgage market investors. While the Fund holds no subprime mortgage paper and no Collateralized Debt Obligations, we do of course have significant investment in Agency guaranteed mortgage-backed securities. We track a great deal of quantitative and qualitative data on each mortgage loan we own and, while all of our purchases use credit enhancement to achieve the highest credit quality, we buy based upon the characteristics of the granular details of the underlying loan. We have never made a purchase due just to a credit rating; our work in community investing has always required us to know more. Not all market participants use the same discipline and for much of the past year the market has chosen to punish all mortgage holdings regardless of issuer or collateral quality and spreads have widened accordingly.

The low and moderate income borrowers whose mortgages we own have the good fortune to have borrowed at fixed rates, generally for thirty years. Many of them did so with the assistance of community organizations or the high impact loan programs of bank community lending efforts. While they were not the victims of predatory lending or subprime mortgages with reset features they did not fully understand, our borrowers are at the front lines of the mortgage challenges our society faces. They live in the same neighborhoods as those who were not so fortunate and risk seeing the value of their homes deteriorate if foreclosures continue to grow. We believe now more than ever is the time for well structured community lending programs supported by well financed takeouts such as your Fund.

Community Impact

For the year ended May 31, 2008, the Fund’s net assets grew from $474.7 million to $516.7 million.

Total number of shareholders decreased from 134 to 133. Designated Target Regions, selected by shareholders now call for investment in 46 states and US Territories.

In its first decade of operations, the Fund has owned over 9,400 mortgages to low and moderate income individuals and over 6,000 units of affordable rental units. Total small business loans are over 250. We are proud of these results and thank you, our clients, for allowing us to work on your behalf over the years.

Shareholder Dividends

For the year ended May 31, 2008, the Fund paid dividends of 46 cents per share. At the end of the period the Fund’s 30-day current yield, calculated by our custodian, State Street Corporation using the methodology recommended by the SEC, was 5.22%.

Other Items

In June 2008 shareholders of the Fund overwhelmingly approved a merger plan recommended by us that will cause major changes and improvements to the Fund. Voyageur Asset Management, currently the Fund’s sub-advisor, will be acquiring Access Capital, currently the Fund’s advisor. The current Fund will be merged into a new entity that will be part of Voyageur’s Tamarack Funds family. As part of this transaction the expense cap on your shares will be lowered from 75 to 70 basis points and liquidity for the Fund shares will switch from quarterly to daily. We hope these enhancements will make investment in the Fund even more attractive to current and future shareholders.

There will be no changes to the Fund’s investment goals and objectives. Both of us have signed employment agreements to continue our work in community investment as part of the Voyageur organization. We look forward to working with all of you as we start the second decade of the Fund.

Sincerely yours,
Ronald A. Homer
Chairman

David F. Sand
Chief Executive Officer and Chief Investment Officer

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2008

	Face Amount	Mortgage-Backed Securities—120.1%	Market Value
Federal National Mortgage		15 Year Fixed Rate Single Family
Association (FNMA)—76.2%		Mortgage-Backed Securities:
	$688,066	4.00%, 3/1/19	$657,600
	2,375,182	4.50%, 6/1/18—3/1/19	2,341,549
	4,031,463	5.00%, 12/1/17—2/1/21	4,051,815
	1,907,652	5.50%, 3/1/16—12/1/21	1,940,743
	57,313	7.00%, 1/1/15	60,374
		30 Year Fixed Rate Single Family
		Mortgage-Backed Securities:
	3,444,405	4.50%, 5/1/33—8/1/35	3,238,312
	63,268,083	5.00%, 9/1/32—5/1/38	61,628,685
	71,579,558	5.50%, 9/1/32—4/1/38	71,610,150
	1,055,924	5.95%, 1/1/37	1,089,710
	41,706,736	6.00%, 11/1/31—4/1/38	42,614,053
	1,217,896	6.01%, 2/1/37	1,257,909
	8,521,261	6.50%, 3/1/31—11/1/37	8,895,053
	9,266	7.00%, 10/1/30	9,864
	27,831	7.25%, 12/1/29	29,930
	208,351	7.50%, 1/1/30—1/1/31	225,633
	191,981	8.00%, 2/1/30—4/1/30	208,411
		Total Single Family Mortgage-Backed Securities	199,859,791
		Multi Family Mortgage-Backed Securities:
	1,513,430	4.00%, 12/1/18	1,451,148
	16,567,988	4.50%, 10/1/18—9/1/34	15,876,185
	2,481,709	4.66%, 10/1/13	2,464,609
	470,692	4.78%, 5/1/14	466,104
	960,595	4.89%, 6/1/15	949,730
	9,665,206	4.90%, 9/1/15	9,546,013
	44,085,355	5.00%, 12/1/18—2/1/38	43,011,890
	11,791,113	5.12%, 7/25/41	11,387,320
	2,364,676	5.22%, 6/1/20	2,332,465
	3,441,129	5.35%, 12/1/16	3,468,221
	4,822,062	5.37%, 11/1/21	4,790,696
	1,014,250	5.41%, 2/1/21	1,011,948
	5,136,159	5.43%, 5/1/18—5/1/21	5,139,109
	3,338,180	5.45%, 10/1/17	3,370,621
	50,598,846	5.50%, 7/1/19—6/15/38	50,617,558
	734,733	5.51%, 11/1/21	737,794
	5,263,483	5.57%, 12/1/16	5,368,705
	3,754,152	5.60%, 5/1/23	3,793,710
	2,792,317	5.80%, 12/1/33	2,858,379
	17,179,116	6.00%, 7/1/29—2/1/38	17,550,265
	1,145,915	6.38%, 5/1/11	1,205,136
	783,229	6.39%, 8/1/24	841,757
	1,883,936	6.50%, 4/1/31—8/1/34	1,967,158
	776,991	6.53%, 6/1/16	823,191
	629,018	6.70%, 6/1/19	680,658
	268,018	6.85%, 8/1/09	273,464
	375,334	7.00%, 12/1/29	400,015
	63,134	7.50%, 1/1/30	68,289
	583,424	7.58%, 5/1/18	661,631
	672,537	7.97%, 9/1/17	767,812
		Total Multi Family Mortgage-Backed Securities	193,881,581
		Total FNMA Securities	393,741,372

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2008 (continued)

	Face Amount	Mortgage-Backed Securities—120.1% (continued)	Market Value
Federal Home Loan		15 Year Fixed Rate Single Family
Mortgage Corporation—33.2%		Mortgage-Backed Securities:
	$3,140,385	4.50%, 1/1/19—5/1/23	$3,073,704
	2,588,776	5.00%, 11/1/18—1/1/21	2,597,061
	1,644,239	5.50%, 9/1/19—6/1/22	1,672,978
		30 Year Fixed Rate Single Family
		Mortgage-Backed Securities:
	1,621,231	4.50%, 8/1/33—9/1/33	1,523,737
	38,778,648	5.00%, 6/1/33—5/1/38	37,762,982
	74,125,384	5.50%, 11/1/32—5/1/38	74,145,164
	42,121,950	6.00%, 3/1/31—3/1/38	43,003,581
	6,518,950	6.50%, 3/1/31—9/1/37	6,788,965
	378,191	7.00%, 1/1/31—3/1/31	403,032
	383,346	7.50%, 1/1/30—2/1/30	416,420
		Total Federal Home Loan Mortgage Corporation Single Family Mortgage-Backed Securities	171,387,624
Government National Mortgage		30 Year Fixed Rate Single Family
Association (GNMA) Pool—1.3%		Mortgage-Backed Securities:
	2,309,014	5.50%, 1/15/36	2,325,148
	304,347	6.00%, 12/15/31	312,792
		Multi Family Mortgage-Backed Securities:
	598,730	5.13%, 3/15/34	579,993
	664,608	5.75%, 9/15/23	668,796
	891,400	5.90%, 4/15/38	888,610
	500,782	6.25%, 9/15/32	506,578
	1,399,409	8.25%, 12/15/32	1,431,808
		Total GNMA Pool Mortgage-Backed Securities	6,713,725
Community Reinvestment	2,750,000	3.39%, 8/1/35	2,717,344
Revenue Notes—2.0%	7,250,000	3.98%, 8/1/35	7,005,313
	741,318	4.21%, 9/1/19	742,265
		Total Community Reinvestment Revenue Notes	10,464,922
Small Business	27,514,743	1.25%, 10/19/29 IO	825,442
Administration—7.4%	3,322,945	2.55%, 4/25/28—9/25/30	3,309,384
	901,407	2.60%, 3/25/28—11/25/29	899,181
	1,708,399	2.63%, 6/25/18—4/15/32 (a)	1,707,337
	1,289,153	2.65%, 10/25/10—3/25/14	1,285,041
	4,298,264	2.66%, 12/15/24—7/15/32 (a)	4,276,773
	639,659	2.75%, 11/29/32 (a)	624,867
	2,306,322	2.88%, 2/15/32—9/15/32 (a)	2,306,322
	1,470,000	2.90%, 3/14/18 (a)	1,451,625
	1,404,549	3.00%, 5/7/18—3/15/33 (a)	1,406,743
	1,287,291	3.58%, 7/15/14 (a)	1,287,291
	1,387,500	4.00%, 3/7/33 (a)	1,388,801
	140,660	4.88%, 1/1/32 (a)	139,957
	1,424,749	5.13%, 10/25/15	1,483,620
	1,912,769	5.38%, 10/25/15—5/25/16	1,986,872
	979,837	5.58%, 12/25/15	1,027,189
	1,220,832	5.64%, 1/20/33—1/20/38	1,140,783
	107,350	5.70%, 8/15/17	108,155
	809,062	5.85%, 9/27/13—12/15/27	812,089
	123,325	5.86%, 11/15/22	122,169
	62,815	5.88%, 1/25/09	62,742
	374,925	5.98%, 6/9/26	371,527
	557,214	6.00%, 4/15/22—9/14/29	555,223
	555,479	6.03%, 10/31/32	550,445
	441,989	6.10%, 10/15/27	446,409
	1,481,232	6.13%, 7/20/22—4/15/31	1,470,250
	259,532	6.15%, 1/10/32	260,830

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2008 (continued)

	Face Amount	Mortgage-Backed Securities—120.1% (concluded)	Market Value
Small Business	$45,702	6.20%, 8/4/14	$46,102
Administration—7.4%	179,432	6.25%, 9/15/27	181,900
(concluded)	1,120,741	6.28%, 8/15/27	1,124,593
	258,558	6.30%, 12/16/13	259,043
	81,600	6.33%, 3/15/27	81,906
	636,704	6.35%, 8/13/26	639,091
	1,108,243	6.45%, 2/19/32	1,112,398
	267,335	6.50%, 3/30/32	273,016
	54,830	6.51%, 7/26/27	55,035
	93,239	6.53%, 1/2/27	93,850
	69,120	6.69%, 5/28/24	69,120
	434,512	6.71%, 3/15/27	437,363
	340,148	7.08%, 9/1/13—1/19/14	350,686
	104,906	7.27%, 8/1/14	108,479
	938,574	7.33%, 2/23/16—7/1/16	973,051
	311,382	7.38%, 1/1/15—4/1/15	323,740
	90,156	7.58%, 8/1/16	94,241
	340,509	7.83%, 11/1/13—10/3/16	355,933
	92,761	8.08%, 2/15/14—10/1/16	96,522
	8,529	8.33%, 11/1/11	8,529
	98,197	8.58%, 1/29/12—2/25/14	98,924
	18,628	9.58%, 2/15/12	18,838
	20,754	9.83%, 12/15/11	21,819
		Total Small Business Administration Securities	38,131,246
		Total Mortgage-Backed Securities	620,438,889

		United States Department of Agriculture—4.5%
	42,891	3.85%, 6/25/10	42,033
	323,214	4.45%, 4/2/18	313,922
	221,479	5.09%, 3/1/20	220,372
	390,240	5.25%, 10/26/22	389,265
	84,779	5.33%, 12/4/14	84,355
	702,000	5.55%, 10/20/32	677,979
	190,530	5.59%, 1/20/38	176,993
	550,985	5.60%, 11/29/30	540,826
	1,108,382	5.63%, 6/1/20—4/15/27	1,107,895
	216,900	5.66%, 10/20/32—1/20/38	204,444
	288,423	5.70%, 1/20/38	270,723
	714,476	5.73%, 2/1/30—4/20/37	695,971
	797,085	5.75%, 1/20/33	758,727
	204,053	5.80%, 8/1/20	207,114
	108,330	5.83%, 12/15/19—11/1/20	109,955
	468,400	5.85%, 7/1/38	467,815
	22,048	5.88%, 1/31/11	21,965
	143,377	5.91%, 12/4/37	141,002
	90,000	5.92%, 10/20/37	85,811
	225,000	5.93%, 2/20/33	217,865
	583,156	5.98%, 12/31/26—12/20/37	583,794
	208,800	5.99%, 11/1/32	202,867
	711,619	6.00%, 11/8/32—10/20/37	695,523
	540,000	6.01%, 11/8/32—1/20/38	522,032
	364,500	6.02%, 10/20/37	352,179
	555,701	6.04%, 2/1/27	554,385
	611,616	6.05%, 1/1/37—1/5/26	601,455
	527,400	6.07%, 4/20/37	508,674
	148,500	6.08%, 7/1/32	145,206
	117,622	6.09%, 5/17/22	118,210

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2008 (continued)

Face Amount	United States Department of Agriculture—4.5% (concluded)	Market Value
$488,686	6.10%, 3/15/11—8/25/37	$489,614
1,137,598	6.11%, 1/15/29—2/2/37	1,119,484
1,362,295	6.12%, 1/26/37—7/20/37	1,306,022
3,170,869	6.13%, 5/15/14—4/19/27	3,167,361
477,000	6.18%, 10/1/37—1/20/38	454,377
261,434	6.20%, 1/20/37	249,616
116,667	6.22%, 6/1/37	111,612
480,815	6.23%, 2/1/27—3/14/32	486,114
618,047	6.25%, 1/1/37	614,764
220,994	6.28%, 3/1/14—2/1/28	221,953
85,786	6.33%, 3/2/27	86,215
540,041	6.38%, 3/1/27—2/16/37	534,914
782,051	6.51%, 4/20/37	763,699
81,810	6.59%, 7/20/37	78,383
890,835	6.63%, 12/15/23	894,176
201,722	6.64%, 4/20/37	201,722
686,092	6.88%, 2/3/17—2/3/22	697,163
668,594	7.00%, 6/3/22	685,309
262,894	7.13%, 12/10/16	270,863
	Total United States Department of Agriculture Securities	23,452,718

	Corporate Bonds—0.6% (a)
575,000	Atlantic Marine Corps Communities LLC, 5.34%, due 12/1/50 (d)	459,586
1,245,000	Fort Knox Military Housing Privatization Project, 4.99%, due 2/15/52 (c)	1,111,250
2,000,000	Pacific Beacon LLC, 5.76%, due 7/15/51	1,800,300
	Total Corporate Bonds	3,371,136

	Promissory Notes—1.9% (a)
9,375,000	Massachusetts Housing Investment Corporation Term Loan,
	due 4/1/35, initial coupon 6.67% (b)	9,564,153
	Total Promissory Notes	9,564,153

	Municipal Bonds—2.2%
535,000	Camarillo California Community Development, Community Tax Allocation
	Bonds (Housing Set-Aside), Series A-T, 5.26%, due 9/1/16 (d)	534,064
140,000	Guam Power Authority Revenue Bonds,
	Series A, 5.00%, due 10/1/24 (c)	138,604
6,790,000	Massachusetts Housing Finance Agency,
	6.53%, due 12/1/27 (d)	6,976,725
1,425,000	Utah Housing Corporation, Single Family
	Mortgage Revenue Bonds, 4.33%, due 1/1/18	1,389,304
2,695,000	Utah Housing Corporation, Single Family Mortgage
	Revenue Bonds, 4.85%, due 1/1/18	2,605,796
	Total Municipal Bonds	11,644,493

	Short-Term Securities—3.5%
8,300,000	Deutsche Bank Securities, 2.35%, 6/2/08	8,300,000
3,000,000	Federal Home Loan Bank, 2.40%, 6/27/08	2,995,479
6,657,250	SSGA US Government, 1.96%, 6/2/08	6,657,250
	Total Short-Term Securities	17,952,729
	Total Investments (Cost—$690,048,532*)—132.8%	686,424,118
	Liabilities in Excess of Other Assets—(32.8%)	(169,701,016)
	Net Assets—100.0%	$516,723,102

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2008 (concluded)

*
At May 31, 2008, the cost of securities and proceeds from TBA sale commitments, on a tax basis and gross unrealized appreciation and (depreciation) on investments and TBA sale committments for federal income tax purposes were as follows:

	Cost of investments	$690,113,956
	Proceeds from TBA sale commitments	(9,965,166)
	Unrealized appreciation	$2,805,463
	Unrealized depreciation	(9,327,276)
	Net unrealized depreciation on investments and TBA sale commitments	$(6,521,813)

(a)	Floating rate note. Rate shown is as of report date.
(b)	Restricted securities as to resale, representing approximately 1.9% of net assets, were as follows:

	Issue	Acquisition Date	Cost	Value
Massachusetts Housing Investment Corporation,
	due 4/1/35, initial coupon 6.67%	3/29/05	$9,375,000	$9,564,153
(c)	AMBAC Insured.
(d)	MBIA Insured.

	TBA Sale Commitment
	Principal Amount	Security Description	Value
	10,000,000	FNMA, TBA 5.50%, 30 Year	$(9,990,420)
		(Proceeds received $10,055,010)
•
Pursuant to the financial futures contracts, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuation in values of the contract.  Such receipts or payments, which are settled the following business day, are known as variation margin and are recorded by the Fund as unrealized gains or losses.  Financial futures contracts sold as of May 31, 2008 were as follows:

	Number of		Expiration	Face	Unrealized
	Contracts	Issue	Date	Value	Appreciation
	475	U.S. Thirty-Year Treasury Bonds	September 2008	$54,495,117	$580,242
	400	Five-Year Swap Contracts	June 2008	44,035,156	876,906
	425	Ten-Year Swap Contracts	June 2008	47,273,828	422,094
	Total Unrealized Appreciation—Net				$1,879,242
IO -	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.

Access Capital Strategies Community Investment Fund, Inc.
Portfolio Information as of May 31, 2008

Asset Mix	Percent of Total Investments
Mortgage-Backed Securities—Federal National Mortgage Association	57.4%
Mortgage-Backed Securities—Federal Home Loan Mortgage Corporation	25.0
Mortgage-Backed Securities—Small Business Administration	5.5
United States Department of Agriculture	3.4
Short-Term Securities	2.6
Municipal Bonds	1.7
Mortgage-Backed Securities—Community Reinvestment Revenue Notes	1.5
Promissory Notes	1.4
Mortgage-Backed Securities—Government National Mortgage Association Pool	1.0
Corporate Bonds	0.5
Total	100.0%

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Assets, Liabilities and Capital as of May 31, 2008

Assets:
Investments in unaffiliated securities, at value (identified cost—$690,048,532)		$686,424,118
Receivables:
Interest	$3,621,865
Principal paydowns	961,875
Variation margin	5,670,450
Securities sold	10,055,010	20,309,200
Prepaid expenses and other assets		188,125
Total assets		706,921,443

Liabilities:
Cash Overdraft	6,434,744
Payables:
Reverse repurchase agreements (including interest of $292,611)	165,159,611
TBA Sale Commitment, at value (proceeds $10,055,010)	9,990,420
Securities purchased	6,470,318
Dividends to shareholders	1,609,965
Investment adviser	294,776	183,525,090
Accrued expenses and other liabilities		238,507
Total liabilities		190,198,341

Net Assets:
Net Assets		$516,723,102

Capital:
Common stock, $.0000001 par value, 100,000,000 shares registered		$5
Additional paid-in capital in excess of par		536,919,765
Accumulated distributions in excess of investment income—net	$(1,310,504)
Accumulated realized capital loss:
Investments—net	(11,231,771)
Financial Futures Contracts—net	(5,973,811)
Unrealized appreciation/(depreciation):
Investments—net	(3,559,824)
Financial Futures Contracts—net	1,879,242
Total accumulated losses—net		(20,196,668)
Total capital—Equivalent to $9.48 per share based on 54,523,614
shares of capital stock outstanding		$516,723,102

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Operations for the Year Ended May 31, 2008

Investment Income:
Interest		$33,511,815
Other		46,772
Total income		33,558,587

Expenses:
Interest expense	$5,182,722
Management fees	3,066,842
Professional fees	449,634
Accounting services	149,996
Administration fees	149,047
Custodian fees	114,569
Insurance fees	84,742
Directors’ fees and expenses	70,000
Pricing services	60,329
Transfer agent fees	52,607
Printing and shareholder reports	24,922
Registration fees	15,386
Organizational expense	259,571
Other	78,318
Total expenses		9,758,685
Reimbursement to Advisor of Waived Fees		24,071
Total expenses after reimbursement		9,782,756
Investment income—net		23,775,831

Realized & Unrealized Gain (Loss)—Net:
Realized loss on:
Investments—net	(1,313,437)
Financial futures contracts—net	(5,466,165)	(6,779,602)
Change in unrealized appreciation/depreciation on:
Investments—net	6,979,451
Financial futures contracts—net	257,085	7,236,536
Total realized and unrealized gain—net		456,934
Net Increase in Net Assets Resulting from Operations		$24,232,765

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	May 31,	May 31,
Increase (Decrease) in Net Assets:	2008	2007

Operations:
Investment income—net	$23,775,831	$21,113,087
Realized loss—net	(6,779,602)	(919,227)
Change in unrealized appreciation/depreciation—net	7,236,536	9,590,530

Net increase in net assets resulting from operations	24,232,765	29,784,390

Dividends to Shareholders:
Dividends to shareholders from investment income—net	(23,953,132)	(21,580,189)

Capital Stock Transactions:
Net proceeds from sale of shares	68,500,203	13,050,000
Value of shares issued to shareholders in reinvestment of dividends	7,529,607	6,617,391

Total issued	76,029,810	19,667,391
Value of shares redeemed	(34,306,024)	(2,476,145)

Net increase in net assets derived from capital stock transactions	41,723,786	17,191,246

Net Assets:
Total increase in net assets	42,003,419	25,395,447
Beginning of year	474,719,683	449,324,236

End of year*	$516,723,102	$474,719,683

*Accumulated distributions in excess of investment income—net	$(1,310,504)	$(1,777,605)

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Cash Flows for the Year Ended May 31, 2008

Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$24,232,765
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(825,733)
Increase in variation margin receivable	(4,571,765)
Increase in prepaid expenses and other assets	(67,816)
Decrease in organizational costs	259,571
Increase in interest due on reverse repurchase agreements	114,985
Increase in payable to investment adviser	105,990
Decrease in accrued expenses and other liabilities	(61,443)
Realized and unrealized gain—net	(456,934)
Realized and unrealized loss on financial futures contracts—net	(5,209,080)
Realized and unrealized gain on TBA commitments—net	(429,415)
Amortization of premium and discount—net	3,414
Decrease in TBA sale commitments	(19,451,536)
Proceeds from sales and paydowns of long-term securities	148,947,569
Purchases of long-term securities	(244,077,524)
Purchases of short-term securities—net	(15,810,647)
Cash used for operating activities	(117,297,599)

Cash Provided by Financing Activities:
Proceeds from issuance of Common Stock	68,500,203
Cash payments on Common Stock redeemed	(34,306,024)
Cash receipts from reverse repurchase agreements	208,581,683
Cash payments on reverse repurchase agreements borrowings	(118,141,683)
Dividends paid to shareholders	(16,032,380)
Cash provided by financing activities	108,601,799

Cash:
Net decrease in cash	(8,695,800)
Cash at beginning of year	2,261,056
Cash at end of year	$(6,434,744)

Cash Flow Information:
Cash paid for interest	$5,067,737

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$7,529,607

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.	For the Year Ended May 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$9.46	$9.29	$9.82	$9.62	$10.21
Investment income—net*	0.46	0.44	0.45	0.48	0.54
Realized and unrealized gain (loss)—net	0.02	0.17	(0.53)	0.20	(0.59)
Total from investment operations	0.48	0.61	(0.08)	0.68	(0.05)
Less dividends from investment income—net	(0.46)	(0.44)	(0.45)	(0.48)	(0.54)
Net asset value, end of year	$9.48	$9.46	$9.29	$9.82	$9.62

Total Investment Return:**
Based on net asset value per share	5.19%	6.65%	(0.83% )	7.14%	(0.56% )

Ratios to Average Net Assets:+
Expenses, net of reimbursement and excluding interest
expense and investment structuring fees	0.93%	0.79%	0.74%	0.85%	0.87%
Expenses, excluding interest expense	0.93%	0.83%	0.73%	0.74%	0.78%
Expenses	1.99%	1.48%	1.32%	1.13%	1.04%
Investment income—net	4.83%	4.55%	4.72%	4.87%	5.43%

Ratios to Average Net Assets, Plus Average Borrowings:+#
Expenses, net of reimbursement and excluding interest expense
and investment structuring fees	0.75%	0.70%	0.65%	0.72%	0.71%
Expenses, excluding interest expense	0.75%	0.74%	0.64%	0.63%	0.64%
Expenses	1.60%	1.31%	1.16%	0.96%	0.85%
Investment income—net	3.88%	4.03%	4.13%	4.13%	4.44%

Supplemental Data:
Net assets, end of year (in thousands)	$516,723	$474,720	$449,324	$388,299	$346,567

Portfolio turnover	19%	23%	21%	33%	46%

*	Based on average shares outstanding.
**	Total investment returns exclude the effect of sales charge.
+
To the extent that the Fund’s operating expenses (exclusive of management fees and interest expense) in a given fiscal year are less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund will repay the Fund’s investment manager (“Access”) (and through the termination of the sub-management agreement with the Fund’s former sub-manager, MLIM, in September 2006, the Fund was to repay MLIM, as applicable) for operating expenses previously borne or reimbursed by Access (or MLIM, as applicable, during the referenced period), provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year).  Effective September 2006 Access and the Fund’s new sub-manager, Voyageur Asset Management, Inc. (“Voyageur”) agreed to continue the expense limitation agreement.

#	These ratios are calculated based upon the average net assets plus average borrowings.

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements

(1) Organization

Access Capital Strategies Community Investment Fund, Inc. (the “Fund”), a Maryland Corporation, is registered as a non-diversified, continuously offered, closed-end management investment company.  At its inception, the Fund elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), withdrew its election on May 30, 2006, and is now registered as a continuously offered, closed-end interval fund under the 1940 Act.

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors.  The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.  The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect amounts reported therein.  Although actual results may differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Valuation of Securities—Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the bid quotations.  If no such bid prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Directors of the Fund (the “Board”).

Portfolio securities for which the principal market is not a securities exchange and the Fund can obtain a price from an independent pricing agent are valued by the Fund’s accounting service provider at a price obtained from the independent pricing agent and adjusted to reflect the Community Reinvestment Act premium indicated by the independent pricing agent.  Portfolio securities for which the principal market is not a securities exchange and the Fund cannot obtain a price from an independent pricing agent, are valued at their respective fair market values by the Fund’s Pricing Committee, with the assistance of Voyageur Asset Management, Inc. (“Voyageur”), sub-manager of the Fund.  Promissory Notes are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service.  If a price cannot be obtained from a pricing service or dealer, then the note is valued at its fair market value using methods determined by or under the supervision of the Board.  Promissory Notes maturing within 60 days are valued at amortized cost.

Financial futures contracts are valued at the last settled price. All other assets and securities including securities for which market quotations are not readily available are valued at their fair value as determined in good faith under the general supervision of the Board. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, the close of the market on which such securities trade) and the close of business on the New York Stock Exchange. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Board, or by the Fund’s investment manager, Access Capital Strategies LLC (“Access Capital”), or its sub-manager, Voyageur, using a pricing service and/or procedures approved by the Board.

(b) Repurchase Agreements—It is the policy of the Fund to require the custodian to take possession by having legally segregated in the Federal Reserve book entry system all securities held as collateral in support of the repurchase agreement investments.  Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (continued)

are deemed by the manager or the sub-manager to be creditworthy pursuant to guidelines established by the Board.  Risk may arise from potential inability of counterparties to honor the terms of the repurchase agreement.  Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Reverse Repurchase Agreements—To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are deemed by the Fund’s manager or sub-manger to be creditworthy pursuant to the guidelines established by the Board.  Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest.  If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

(d) Derivatives—The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only.  During the year ended May 31, 2008, the Fund only used financial futures contracts.  Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.  While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  Losses may also arise due to changes in the value of the contract or if the counterparty does not perform under the contract.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective.

Financial Futures Contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts.  Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Leverage—The Fund may borrow money from and issue debt securities to banks, insurance companies and other lenders to obtain additional funds to invest in private placement debt securities.

(f) Security Transactions and Investment Income—Security transactions are recorded on the trade date.  Realized gains and losses from security transactions are reported on an identified-cost basis.  Income and expenses are recorded on the accrual basis.  Premiums and discounts on mortgage-backed securities are amortized and accreted into interest income using the effective-yield method.

(g) Federal Income Taxes—The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

(h) Distributions to Shareholders—The Fund declares daily and distributes dividends monthly from net investment income.  The Fund distributes dividends annually from net realized capital gains, if any, after offsetting capital loss carryforwards.  The character of distributions made during the year from net investment income or net realized gains differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (continued)

Accordingly, at May 31, 2008, reclassifications were recorded to increase (decrease) paid in capital by $(137,249), net accumulated distributions in excess of net investment income by $177,300 and net accumulated realized capital losses on investments by $(40,051).  These reclassifications have no effect on net assets or net asset value per share.

(i) TBA Commitments—The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date.  TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets.  Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Securities.”

(j) Securities Sold Short—When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.  The Fund maintains a segregated account of securities as collateral for the short sales.  The Fund is exposed to market risk based on the amount, if any, that the market value of the securities exceeds the market value of the securities in the segregated account.  The Fund is required to repay the counterparty any dividends or interest declared or accrued during the period that the security is sold short.

(k) New Accounting Pronouncements—Effective November 30, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of this statement, and the impact on its financial statements disclosures.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007.  FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.  FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008.  FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, and how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(l) Mortgage Backed Securities—Because the fund will focus on community development investments, such as securities backed by commercial and/or

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (continued)

residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments.  These risks include credit and prepayment risk due to default on underlying loans within a security.  Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in fixed-income private placement debt securities in which the Fund may pay a premium for the community benefits embedded in each transaction, however, there can be no assurances that when making sales of the securities that the Funds will receive a premium from the purchaser.

The Fund also only allows shareholders to redeem their shares on a quarterly basis.  There is market risk that an investor may be subject to as a result of the delay between the request for tendering of their shares and the actual pricing and liquidation.

The Fund experienced a cash over draft on May 31, 2008 due to an over purchase of short term securities.

(3) Investments

Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended May 31, 2008 were $223,178,504 and $109,044,925, respectively.

(4) Investment Management Agreement and Other Transactions with Affiliates

Access Capital serves as the Fund’s Investment Manager.  Access Capital is a registered investment adviser under the Investment Advisers Act of 1940.

For the year ended May 31, 2008, Access Capital was paid an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowings.

Access Capital entered into a sub-management agreement (the “Sub-Management Agreement”) with Voyageur to assume certain investment duties as sub-manager.  Under the Sub-Management Agreement, Voyageur received from Access Capital an annual sub-management fee of 15 basis points (0.15%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

Access Capital has agreed to reimburse the Fund so that the annual operating expenses (excluding management fees and interest expense) will not exceed 25 basis points (0.25%) (the “Expense Cap”) of the Fund’s average net monthly assets.  To the extent that the Fund’s operating expenses in a given fiscal year were less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund repaid Access Capital for operating expenses previously borne or reimbursed by Access Capital (provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year).  For the year ended May 31, 2008, Access Capital has been repaid by the Fund $24,071, which was a portion of the previously unreimbursed expenses.  As of May 31, 2008, $182,489 remained to be repaid to Access Capital.

For certain issues purchased by the Fund, the issuer may pay a 100 basis point (1%) structuring fee to the Fund.  In the event that the Fund receives a structuring fee from an issuer, Access Capital charges the Fund an investment structuring fee equal to 100 basis points (1%).  No structuring fees were received or paid in the year ended May 31, 2008.

Prior to September 12, 2007, Fannie Mae had an equity interest in Access Capital, as such was an affiliated person of the Fund.  As of September 12, 2007, Fannie Mae no longer poses an equity interest in Access Capital and therefore is no longer an affiliated person of an affiliated person of the Fund.

(5) Capital Share Transactions

The Fund’s Board has authorized 1,000,000,000 shares and the Fund has registered 100,000,000 shares of $.0000001 par value Common Stock.  Shares issued and outstanding for the year ended May 31, 2008 increased by 4,355,050; 7,180,712 as a result of shares sold and 790,074 as a result of dividend reinvestment.  For the year ended May 31, 2008, 3,615,736 shares were redeemed.  During the year ended May 31, 2007, shares issued and outstanding increased by 1,804,577; 1,367,751 as a result of shares sold and 697,262 as a result of dividend reinvestment.  260,436 shares were redeemed.

As described in the Fund’s Prospectus, shareholders of the Fund may be offered the opportunity to participate in a quarterly repurchase

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (concluded)

program.  In every quarter since inception, June 23, 1998, the Fund has offered shareholders the opportunity to participate in this program.  Four times each year shareholders received a letter asking if they wish to redeem some or all of their Fund shares.  Investors redeeming their shares will receive the then current net asset value per share and have transferred to their account the net proceeds from liquidation of their shares of the Fund.  For the year ended May 31, 2008, seven shareholders opted to redeem a total of 3,615,735 Fund shares for total proceeds of $34,306,014.  During the year ended May 31, 2007, two shareholders opted to redeem a total of 260,436 Fund shares for total proceeds of $2,476,145.  During the year ended May 31, 2008, forty two shareholders reinvested dividends of 790,074 shares for total proceeds of $7,529,607.  During the year ended May 31, 2007, thirty nine shareholders reinvested dividends of 697,262 shares for total proceeds of $6,617,391.

(6) Reverse Repurchase Agreements

For the year ended May 31, 2008, the average amount borrowed was approximately $120,674,408 and the daily weighted average interest rate was 4.29%.

(7) Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended, May 31, 2008 and May 31, 2007 was as follows:

	5/31/2008	5/31/2007
Distributions from:
Ordinary income	$23,953,132	$21,580,189
Total taxable distributions	$23,953,132	$21,580,189

As of May 31, 2008, the components of accumulated losses on a tax basis were as follows:
Accumulated distributions in
excess of investment income—net	$(1,310,504)
Undistributed long-term gains—net	—
Total undistributed losses—net	(1,310,504)
Capital loss carryforward	(11,003,049)*
Post-October losses	(4,168,023)
Unrealized losses—net	(6,521,813)**
Community Reinvestment
Act Premium	2,806,721
Total accumulated losses	$(20,196,668)

*
On May 31, 2008, the Fund had a net capital loss carryforward of $11,003,049 of which $644,962 expires in 2009, $310,646 expires in 2010, $1,093,937 expires in 2011, $2,026,076 expires in 2012, $3,756,334 expires in 2013, $659,184 expires in 2014, $27,743 expires in 2015 and $2,484,167 expires in 2016.  This amount will be available to offset like amounts of any future taxable gains.

The Fund had capital loss carryforwards expire during the fiscal year 2008 in the amount of $137,249.

As of May 31, 2008, the Fund had $4,168,023 of post-October losses, which are deferred until June 1, 2008 for tax purposes.  Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

**
The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(8) Subsequent Event

Effective June 25, 2008, shareholders of the Fund voted to approve an agreement and plan of reorganization, pursuant to which the Fund would be reorganized as a separate series of the Tamarack Funds Trust, a Delaware statutory trust.

Access Capital Strategies Community Investment Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Access Capital Strategies Community
Investment Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”), as of May 31, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Strategies Community Investment Fund, Inc. as of May 31, 2008, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 30, 2008

Access Capital Strategies Community Investment Fund, Inc.
Proxy Voting

For free information regarding how the Fund voted proxies during the period ended June 30, 2008, call 1-800-973-0073 or visit the SEC’s website at http://www.sec.gov.  Access Capital Strategies Community Investment Fund, Inc. held no securities during the period ended June 30, 2008 in which there was a shareholder vote.

Access Capital Strategies Community Investment Fund, Inc.
Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Access Capital Strategies Community Investment Fund, Inc.
Officers and Directors

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Position(s)	Length		Overseen	Directorships
Name, Address*	Held with	of Time	Principal Occupation(s)	by	Held by
and Age	Registrant	Served	During Past 5 Years	Director	Director

Ronald A. Homer	Director and	Director	CEO & Co-Managing Member, Access	None	None
419 Boylston Street	Chairman of	since 1997	Capital Strategies LLC (the Manager)
Suite 501	the Board		since 1997; President & CEO, Boston
Boston, MA 02116			Bank of Commerce, from 1983 to 1996.
61

David F. Sand	Chief	CEO	President & Co-Managing Member,	None	None
419 Boylston Street	Executive	since 1997	Access Capital Strategies LLC
Suite 501	Officer
Boston, MA 02116
51

Peter R. Guarino	Chief	Chief	Managing Director of Foreside	None	None
Two Portland Square	Compliance	Compliance	Compliance Services LLC and its
Portland, ME 04101	Officer	Officer	predecessor firms since 2004 (a fund
50		since 2006	services company); Chief Compliance
Officer of The Swiss Helvetia Fund, Inc.
since 2004, and Hirtle Callaghan Trust,
Central Park Group Multi-Event Fund,
and CNL Funds since 2007 (registered
investment companies.)

Kathlean Nunnally	Secretary	Secretary	VP Finance and Administration of Access	None	None
419 Boylston Street		since 2006	Capital Strategies LLC since 2005; Office
Suite 501			Manager of Access Capital Strategies
Boston, MA 02116			LLC from 2000 to 2005.
57

Access Capital Strategies Community Investment Fund, Inc.
Independent Directors

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Position(s)	Length		Overseen	Directorships
Name, Address*	Held with	of Time	Principal Occupation(s)	by	Held by
and Age	Registrant	Served	During Past 5 Years	Director	Director

Peter J. Blampied**	Director	Director	President, Corcoran Management	None	Director of
25 Lincoln Street		since 1997	Company, a real estate firm, since 1998;		A.W. Perry, Inv.
Hingham, MA 02043			Vice Chairman, Citizens Bank of		(1998-present)
65			Massachusetts, from 1993 to 1994;		and a Trustee
			Chairman, President & CEO Boston Five		of Northeast
			Bancorp, from 1989 to 1993.		Investors Trust
(2000-present)

W. Carl Kester	Director	Director	Mizuho Financial Group, Professor of	None	Director of 21
P.O. Box 9095		since 2005	Finance and Deputy Dean for Academic		registered
Princeton, NJ 08543			Affairs, 2006-present; Harvard Business		investment
56			School, Unit Head, Finance, 2005-06;		companies
			Senior Associate Dean and Chairman of		consisting of
			the MBA Program, 1999 - 2005; Member		27 portfolios
			of the faculty of Harvard Business School		advised by
			since 1981; Independent consultant		BlackRock
			since 1978.		Advisors LLC
or its affiliates

Kevin J. Mulvaney	Director	Director	President, Strategic Advisors Group, a	None	None
33 Trout Brook Lane		since 1997	management-consulting firm, since 1997;
Norwell, MA 01061			Formerly President of DRI/McGraw Hill,
60			from 1994 to 1997; Executive Vice
President, Bank of Boston (prior to 1993).

*
Further information about the Fund’s Directors is available in the Fund’s Prospectus, which has been filed with the SEC, and which can be obtained upon request, without charge, by calling 1-800-973-0073.

**	Chairman of the Audit Committee.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

www.CommunityInvestmentFund.com

Investment Adviser
Access Capital Strategies LLC

Investment Sub-Adviser
Voyageur Asset Management, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Distributor
UMB Distribution Services, LLC

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian and Fund Accountant
State Street Corporation

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Access Capital Strategies LLC
419 Boylston Street, Suite 501
Boston, MA 02116
617.236.7274

Shares of the Access Capital Strategies Community Investment Fund, Inc. are
distributed by an independent third party, UMB Distribution Services, LLC.

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principle financial officer and principle accounting officer, or persons performing similar functions.  A copy of the code of ethics is available without charge upon request by calling 1-617-236-7274.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Peter J. Blampied and (2) Kevin J. Mulvaney.

Item 4. Principal Accountant Fees and Services

During the fiscal year ended May 31, 2008, Deloitte & Touche LLP was employed principally to perform the annual audit and to render tax services.  Fees paid to Deloitte & Touche LLP for each of the last two fiscal years are listed in the following table.

	2008	2007
Audit fees	$64,000	$64,350
Audit-related fees-		-
Tax fees	$5,700	$7,900
All other fees	-	-
Audit fees	$69,700	$72,250

Audit fees for 2008 are $64,000 which include $49,750 for the annual audit of the May 31, 2008 financial statements and $14,250 relating to review of the Fund’s filing of Form N-2.

Audit fees for 2007 are $72,250 which include $50,100 for the annual audit of the May 31, 2007 financial statements and $14,250 relating to review of the Fund’s filing of Form N-2.

Audit-Related Fees

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees.  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax Fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state and local tax compliance.  Tax fees for 2007 and 2008 are $7,900 and $5,900, respectively.

All Other Fees

All Other Fees include fees for products and services other than the services reported above.

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. The registrant's Committee pre-approves all audit and non-audit services to be performed by the auditor. Its policies and procedures are in place to ensure that the Fund is in compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. These policies and procedures provide a mechanism by which management can request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. The policies and procedures are detailed as to the particular service and do not delegate the Committee's responsibility to management. They address any service provided by the auditor, and any audit or audit-related services to be provided by any other audit service provider. The pre-approval process includes an annual and interim component. There were no fees approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has reviewed the audit and any non-audit services provided by the Fund's independent auditor and has determined that the provision of such services is compatible with the independent auditor's independence.

      (e)(2) 0%

      (f) Not Applicable

      (g) Fiscal Year Ending May 31, 2008 - $0
            Fiscal Year Ending May 31, 2007 - $0

      (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.  The registrant invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of August 9, 2007, the portfolio managers for the Fund are David Sand of Access Capital Strategies LLC, John Huber, Steven Eldredge, Raye Kanzenbach and Brian Svendahl of Voyageur Asset Management Inc (“Voyageur”).  They are responsible for the day-to-day management of the Fund's portfolio.  David Sand has been the Chief Investment Officer, President and Co-Managing Member of Access Capital Strategies LLC ("Access Capital") since 1997 and is the lead manager of the Fund. Mr. Huber has been a portfolio manager at Voyageur since 2004, is Senior Managing Director and Chief Investment Officer of Fixed Income Securities.  Prior to joining Voyageur Mr. Huber was a principal and senior portfolio manager of Galliard Capital Management from 1995 to 2004.  He has been a portfolio manager of the Fund since 2006 and directs Voyageur’s fixed income division. Mr. Eldredge has been a portfolio manager at Voyageur since 1995 and is a Senior Portfolio Manager.  He has been a portfolio manager of the Fund since 2006 and is responsible for developing portfolio objectives and keeping Access Capital informed about Voyageur’s fixed income strategies and outlook.  Mr. Kanzenbach has been a portfolio manager at Voyageur since 1983 and is a Senior Portfolio Manager.  He has been a portfolio manager of the fund since 2006 and has extensive experience working with taxable and tax-exempt municipal fixed income securities.  Mr. Svendahl has been a portfolio manager at Voyageur since 2005 and is a Senior Portfolio Manager.  Prior to joining Voyageur Mr. Svendahl was senior vice president and risk manager of Wells Fargo Brokerage Services from 1992 to 2005.  He has been a portfolio manager of the fund since 2006 and leads Voyageur’s Portfolio Analytics Team which conducts analysis of the Fund's investment process and security risks in a consistent framework.

(a)(2)  As of May 31, 2008:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee Performance-Based
(i) Name of Portfolio Manager Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles
David Sand	0	0	1	0	0
			$99,365,345	0	0
John Huber	15	8	359	0	0
	$18,488,845,133	$560,984,998	$14,898,277,258	0	0
Steven Eldredge	15	8	359	0	0
	$18,488,845,133	$560,984,998	$14,898,277,258	0	0
Raye Kanzenbach	15	8	359	0	0
	$18,488,845,133	$560,984,998	$14,898,277,258	0	0
Brian Svendahl	15	8	359	0	0
	$18,488,845,133	$560,984,998	$14,898,277,258	0	0

(iv) Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

The Manager and Sub-Manager's services to the Fund are not exclusive.  Neither Access Capital nor Voyageur is not prohibited under the Management Agreement or the Sub-Management Agreement from establishing additional investment entities that will engage in similar transactions as the Fund.

To the extent that portfolios of other funds advised by the Manager or Sub-Manager desire to invest in opportunities available to the Fund, such opportunities will be allocated among the Fund and such other funds in a manner deemed fair and equitable considering all of the circumstances in accordance with procedures approved by the Board (including a majority of the non-interested directors). The participation by such other funds in the community investment market could make it more difficult for the Fund to acquire such private placement debt securities on attractive terms.

(a)(3) As of May 31, 2008:

Portfolio Managers Compensation

Compensation Program

The elements of total compensation for Access Capital portfolio managers are a base salary that is fixed on an annual basis and equity stock in Access Capital.  Access Capital portfolio managers are also eligible to participate in broad-based plans offered generally to the company’s employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Compensation for Voyageur portfolio managers includes a fixed salary and a year-end bonus plan based upon Voyageur’s annual operating results.  Such bonus is not based upon the net asset value of the registrant’s debt portfolio nor do Voyageur portfolio managers receive any compensation directly from the registrant.  Voyageur portfolio managers also participate in Voyageur’s retirement plan, its long-term incentive plan, and other benefits which are also available to other officers of Voyageur.

(a)(4) Beneficial Ownership of Securities.  As of May 31, 2008, Mr. Sand does not beneficially own any shares issued by the Fund.  As of May 31, 2008, Mr. Huber does not beneficially own any shares issued by the Fund.  As of May 31, 2008, Mr. Eldredge does not beneficially own any shares issued by the Fund.  As of May 31, 2008, Mr. Kanzenbach does not beneficially own any shares issued by the Fund.  As of May 31, 2008, Mr. Svendahl does not beneficially own any shares issued by the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Par of Publicly Announced Plans Program	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Dec. 1 – 31, 2007	0	0	0	0
Jan. 1 - 31, 2008	0	0	0	0
Feb. 1 - 29, 2008	1.058	10.22	0	0
Mar. 1 - 31, 2008	0	0	0	0
April. 1- 30, 2008	0	0	0	0
May. 1- 31, 2008	1,546,567.069	9.56	0	0

Total	1,546,568.127	9.56	0	0

*On January 4, 2008 and April 10, 2008, the Fund offered to repurchase up to 27% of the Fund’s total outstanding shares or 14,311,941.49 and 15,118,921.66 shares, respectively pursuant to its periodic repurchase plans. The Fund's plans expired on February 8, 2008 and May 9, 2008, respectively. None of the repurchase plans were terminated prior to expiration.

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable.

Item 11. Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on an evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR
270.30a-3(d)) that occurred during the first fiscal half-year of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

12(a)(1) - Code of Ethics - See Item 2.

12(a)(2) - Certifications - Attached hereto.

12(a)(3) - Not Applicable.

12(b) - Certifications - Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Access Capital Strategies Community Investment Fund, Inc.

By: /s/David F. Sand
       David F. Sand
      Chief Executive Officer and Principal Financial Officer of
      Access Capital Strategies Community Investment Fund, Inc.

Date: July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/David F. Sand
       David F. Sand
       Chief Executive Officer and Principal Financial Officer of
       Access Capital Strategies Community Investment Fund, Inc.

Date: July 30, 2008